                                                                    EXHIBIT 99.2

                          DANIELSON HOLDING CORPORATION

              SARBANES-OXLEY ACT OF 2002, SECTION 906 CERTIFICATION
                  FROM JAMES J. WOLFF, CHIEF FINANCIAL OFFICER


                                 August 13, 2002


Via EDGAR
Securities and Exchange Commission
Washington, D.C. 20549


Re: Danielson Holding Corporation Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 2002 (Commission File No. 1-6732)

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 2002 of Danielson Holding Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James J. Wolff, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

      (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                                    Very truly yours,



                                    /s/ James J. Wolff
                                    -------------------------------
                                    James J. Wolff
                                    Chief Financial Officer